SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2013, Universal Stainless & Alloy Products, Inc. (the “Company”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”), by and among the Company, the other Borrowers (as defined in the Second Amendment) party thereto, each of the Guarantors (as defined in the Second Amendment), the Lenders (as defined in the Second Amendment) and PNC Bank, National Association, as Administrative Agent. The Second Amendment amended the Company’s Credit Agreement, dated as of August 18, 2011, which previously was amended by the First Amendment to Credit Agreement, dated as of March 19, 2012.

Pursuant to the Second Amendment, the leverage ratio to be maintained by the Company has been amended to be not less than (i) 3.75 to 1.00 for the four fiscal quarters ended at March 31, 2013 and for the four fiscal quarters ending at each of June 30 and September 30, 2013, (ii) 3.50 to 1.00 for the four fiscal quarters ending at December 31, 2013, (iii) 3.25 to 1.00 for the four fiscal quarters ending at March 31, 2014, (iv) 3.00 to 1.00 for the four fiscal quarters ending at June 30, 2014 and (v) 2.75 to 1.00 for the four fiscal quarters ending at September 30, 2014 and at the end of each fiscal quarter thereafter. In addition, pursuant to the Second Amendment, the fixed charge coverage ratio to be maintained by the Company has been amended to be not less than (i) 1.10 to 1.00 for the four fiscal quarters ended at March 31, 2013 and for the four fiscal quarters ending at the end of each fiscal quarter thereafter through and including June 30, 2014 and (ii) 1.20 to 1.00 for the four fiscal quarters ending at September 30, 2014 and at the end of each fiscal quarter thereafter.

On April 4, 2013, the Company issued a press release announcing the Second Amendment. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing is a description of the material terms and conditions of the Second Amendment and is not a complete discussion of the Second Amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of March 29, 2013, by and among Universal Stainless & Alloy Products, Inc., the other borrowers party thereto, the guarantors party thereto, the lenders party thereto and PNC Bank National Association, as Administrative Agent.

99.1	Press Release dated April 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Paul A. McGrath
Vice President of Administration,
General Counsel and Secretary

Dated: April 4, 2013